SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

RIVERBED TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:

Aggregate number of securities to which transaction applies:

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

Proposed maximum aggregate value of transaction:

Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Riverbed Technology, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 30, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/rvbd

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 23, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials) By opting to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone:	1-888-313-0164
(outside of the U.S. and Canada call 201-680-6688).
Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/rvbd

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear Riverbed Technology, Inc. Stockholder:

The Annual Meeting of Stockholders of Riverbed Technology, Inc. will be held at The Courtyard by Marriott, 299 2nd Street, San Francisco, California on Wednesday, May 30, 2012, at 2:00 p.m. local time, to:

(1)	Elect two directors to serve until the 2015 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

(2)	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

(3)	Approve, on a non-binding advisory basis, the compensation of our named executive officers as described in the proxy statement.

The Board of Directors recommends a vote “FOR” each of the nominees listed in Proposal 1 and “FOR”

Proposals 2 and 3.

The Board of Directors has set the close of business on April 2, 2012 as the record date for the meeting. Owners of Riverbed Technology, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

20323

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. You may call our offices at (415) 247-6353 to obtain directions to attend the Annual Meeting where you may vote in person.

Meeting Location:

The Courtyard by Marriott

299 2nd Street

San Francisco, California 94105

The following Proxy Materials are available for you to review online:

•	A letter from Riverbed’s Chief Executive Officer;

•	Riverbed’s 2012 Proxy Statement (including all attachments thereto);

•	Riverbed’s Annual Report on Form 10-K for the year ended December 31, 2011; and

•	Any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:        1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email:                 shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet:             http://www.proxyvoting.com/rvbd

The Proxy Materials for Riverbed Technology, Inc. are available to review at:

http://www.proxyvoting.com/rvbd

Have this notice available when you request a paper copy of the Proxy Materials,

when you want to view the proxy materials online

or when you want to vote your proxy electronically.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

20323